BANKAMERICA BUSINESS CREDIT, INC., as Agent and as Lender
                            40 East 52nd Street
                         New York, New York 10022
                           ___________ __, 1995


EDISON BROTHERS STORES, INC.,
  debtor-in-possession
EDISON BROTHERS APPAREL STORES, INC.,
  debtor-in-possession
501 North Broadway
St. Louis, Missouri 63102

Re: Amendment to Loan Agreement dated as of November 9, 1995 (as amended, restated, modified and supplemented from time to time, the "Loan Agreement") by and among Edison Brothers Stores, Inc., debtor-in-possession ("Parent"), Edison Brothers Apparel Stores, Inc., debtor-in-possession ("Apparel", and together with Parent, jointly and severally the "Borrower"), the Guarantors named therein, BankAmerica Business Credit, Inc., as Agent (the "Agent") for the Lenders referred to therein, and the Lenders

Gentlemen:

Reference is made to the (i) Loan Agreement referred to above; and (ii) the Indemnification Agreement dated November 22, 1995 (as amended, modified and supplemented from time to time, the "Indemnification Agreement") among the Borrower, the Agent and Mercantile Bank of St. Louis National Association ("Mercantile"). Capitalized terms used but not defined herein shall have the meaning set forth in the Loan Agreement.

The Borrowers have requested that the Loan Agreement be amended as set forth below. Therefore, by their respective signatures below, the Borrower, the Agent and the Lenders hereby agree that the Loan Agreement is hereby amended as follows:

I.The definition of "Permitted Liens" as set forth in the Loan Agreement is hereby amended by (x) relettering clause "(i)" thereof as clause "(j)" thereof; and (y) inserting the following clause (i) therein:


         "(i) Liens granted pursuant to an Agency Agreement to be entered into between Parent and certain Guarantors on the one hand and Jubilee Limited Partnership, Nassi Bernstein Company, Inc. and Alco Capital Group, Inc. or other merchandise liquidators on the other hand (such Agency Agreement to be satisfactory to the Agent), in Inventory and proceeds thereof of Parent and such Guarantors, located in the stores to be identified in a list submitted to and acceptable to the Agent, such Liens to secure an amount not to exceed $3,000,000; and".

II.The definition of "Restricted Investment" as set forth in the Loan Agreement is hereby amended by (x) relettering clause "(f)" thereof as clause "(g)" thereof; and (y) inserting the following clause (f) therein:

         "(f) In connection with its agreement with The Aetna Casualty and Surety Company ("Aetna"), deposits in a maximum amount of $3,000,000 in the Aetna Money Market Fund to assure Aetna reimbursement by the Borrower of payments to be made by Aetna under customs bonds issued by Aetna; and".

III.The definition of "Termination Date" as set forth in the Loan Agreement is hereby amended by deleting clause (iv) thereof in its entirety and by substituting therefor the following:

         "(iv) the effective date of a plan of reorganization in the Chapter 11 case that has been confirmed by the Bankruptcy Court".

IV.Section 4.1(b) of the Loan Agreement is hereby amended by deleting the following therefrom: "(but subject as to distribution among the Lenders to the provisions of the Inter- Lender Agreement)".

V.Section 13.2 of the Loan Agreement is hereby amended by deleting clause (c) thereof and substituting therefor the following:

         "(c) the definition of Availability shall only be effective if evidenced by a writing signed by all Lenders and the Borrower".

VI.Section 13.3(a) of the Loan Agreement is hereby amended by (x) renumbering clause (iii) thereof as clause (iv) and (y) inserting the following clause
(iii) therein:

         "(iii) the aggregate amount of the Commitment of the assigning Lender being assigned shall in no event be less than (A) in the case of an assignment by a Lender to an assignee that is an existing Lender, $1,000,000 and integral multiples of $1,000,000 in excess of that amount, and (B) in the case of an assignment by a Lender to an assignee that is not an existing Lender, $10,000,000 and integral multiples of $1,000,000 in excess of that amount, provided, that in either such case the aggregate amount of the Commitment of the assigning Lender being retained shall in no event be less than $10,000,000, unless such Lender has assigned all of its rights and obligations under this Agreement, and".

VII.The Borrower, the Agent and the Lender hereby agree and confirm that all amounts paid by the Agent under the Indemnification Agreement (including without limitation under paragraph 2 thereof) may be charged by the Agent to the Loan Account of the Borrower pursuant to Section 4.2(b) of the Loan Agreement.

    Except as specifically set forth above, all terms and conditions of the Loan Agreement remain in full force and effect.

    This letter amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be in an original and all of which shall constitute one and the same letter amendment.

    Delivery of an executed counterpart of a signature page to this letter amendment by telecopier shall be effective as delivery of a manually executed counterpart of this letter amendment.

                     Very truly yours,

                     BANKAMERICA BUSINESS CREDIT, INC.,
                     as Agent and as Lender
                     By:______________________________
                     Title:


AGREED:

EDISON BROTHERS STORES, INC.,
   a Debtor in Possession, as Borrower
    and as a Guarantor

By: ______________________________________
    Name:
    Title:

EDISON BROTHERS APPAREL STORES, INC.,
   a Debtor in Possession, as Borrower
    and as a Guarantor

By: ______________________________________
    Name:
    Title:

EDISON BROTHERS SHOE STORES, INC.
EDISON PAYMASTER, INC.
EDISON BROTHERS REDEVELOPMENT CORPORATION
EDBRO MISSOURI REALTY COMPANY, INC.
EDISON ALABAMA STORES, INC.
EDISON ARKANSAS STORES, INC.
EDISON COLORADO STORES, INC.
EDISON BROTHERS COMPANY
EDISON HAWAII STORES, INC.
EDISON ILLINOIS STORES, INC.
EDISON KANSAS STORES, INC.
EDISON KENTUCKY STORES, INC.
EDISON LOUISIANA STORES, INC.
EDISON MARYLAND STORES, INC.
EDISON MASSACHUSETTS STORES, INC.
EDISON MICHIGAN STORES, INC.
EDISON MINNESOTA STORES, INC.
EDISON MISSISSIPPI STORES, INC.
EDISON NEBRASKA STORES, INC.
EDISON NEW JERSEY STORES, INC.
EDISON NEW MEXICO STORES, INC.
EDISON NEW YORK STORES, INC.
EDISON OHIO STORES, INC.
EDISON OKLAHOMA STORES, INC.
EDISON OREGON STORES, INC.
EDISON PENNSYLVANIA STORES, INC.
EDISON TENNESSEE STORES, INC.
EDISON TEXAS STORES, INC.
EDISON UTAH STORES, INC.
EDBRO OHIO REALTY, INC.
EBSS-MONTANA, INC.
EBSS-NORTH CENTRAL, INC.
EBSS-INDIANA, INC.
EBSS-IOWA, INC.
EBSS-KANSAS, INC.
EBSS-WISCONSIN, INC.
EBSS-NORTHEAST, INC.
EBSS-SOUTH, INC.
EBSS-MIDEAST, INC.
EBSS-MICHIGAN, INC.
EBSS-EAST, INC.
EBSS-OHIO, INC.
EBSS-PENNSYLVANIA, INC.
EBSS-TEXAS, INC.
EBSS-WEST, INC.
EDISON PUERTO RICO STORES, INC.
EBSCAT, INC.
WEBSTER CLOTHES, INC.
Z&Z FASHIONS, LTD.
WEBSTER-ROSSVILLE, INC.
EDISON BROTHERS MALL ENTERTAINMENT, INC.
HORIZON ENTERTAINMENT
TIME-OUT FAMILY AMUSEMENT CENTERS, INC.
TOFAC OF PUERTO RICO, INC.
EDISON BROTHERS STORES INTERNATIONAL, INC.
EDISUR, INC.
EBS HOLDINGS CORP.
SACHA SHOES LTD.
MANDEL'S OF CALIFORNIA
EDISON WHITTIER WAREHOUSE, INC.
EDBRO CALIFORNIA USG #2, INC.
EDBRO MISSOURI USG #2, INC.
EDBRO CALIFORNIA USG #1, INC.
INDUSTRIAL DESIGN, INC.,
as debtors-in-possession and
as Guarantors

By:
      Name:
      Title:
           for all Guarantors


          BANKAMERICA BUSINESS CREDIT, INC., as Agent and as Lender
               THE CIT GROUP/BUSINESS CREDIT INC., as Lender
                 FIRST NATIONAL BANK OF BOSTON, as Lender
                     HELLER FINANCIAL, INC., as Lender
               IBJ SCHRODER BANK & TRUST COMPANY, as Lender
                 LASALLE BUSINESS CREDIT, INC., as Lender
                   PPM AMERICA, INC., as attorney-in-fact
          for JACKSON NATIONAL LIFE INSURANCE COMPANY, as Lender
                   c/o BANKAMERICA BUSINESS CREDIT, INC.
                            40 East 52nd Street
                         New York, New York 10022

                             January __, 1996


EDISON BROTHERS STORES, INC.,
  debtor-in-possession
EDISON BROTHERS APPAREL STORES, INC.,
  debtor-in-possession
501 North Broadway
St. Louis, Missouri 63102

Re: Second Amendment to Loan Agreement dated as of November 9, 1995 (as amended, restated, modified and supplemented from time to time, the "Loan Agreement") by and among Edison Brothers Stores, Inc., debtor-in-possession ("Parent"), Edison Brothers Apparel Stores, Inc., debtor-in-possession ("Apparel", and together with Parent, jointly and severally the "Borrower"), the Guarantors named therein, BankAmerica Business Credit, Inc., as Agent (the "Agent") for the Lenders referred to therein, and the Lenders

Ladies and Gentlemen:

Reference is made to the Loan Agreement referred to above. Capitalized terms used but not defined herein shall have the meaning set forth in the Loan Agreement.

The Borrower has advised the Agent and the Lenders pursuant to the Motion of Debtors for Authorization to Return Certain Goods to Suppliers under Sections 105(a), 363(c) and 546(g) of the Bankruptcy Code, dated December 14, 1995 (the "Motion"), that the Borrower and certain subsidiaries intend to return certain "Returnable Goods" (as defined in the Motion) with an approximate aggregate cost of $628,976.50 to the respective vendors of such Returnable Goods as described in the Motion (the "Returned Goods Transaction"). In connection with the Returned Goods Transaction, the Borrower has requested that the Loan Agreement be amended as set forth below. Therefore, by their respective signatures below, the Borrower, the Agent and the Lenders hereby agree that the Loan Agreement is hereby amended as follows:

         1. Section 1.1 of the Loan Agreement is hereby amended to insert the following definition after the definition of "Reportable Event" appearing therein:

         "Returned Goods Transaction" means the return by the Borrower and certain subsidiaries to certain vendors of certain goods with an approximate aggregate cost of $628,976.50, pursuant to and as described in the Motion of Debtors for Authorization to Return Certain Goods to Suppliers under Sections 105(a), 363(c) and 546(g) of the Bankruptcy Code, dated December 14, 1995."

         2. Section 9.6 of the Loan Agreement is hereby amended by
(a) renumbering clause (iv) therein as clause (v) and (b) inserting the following clause (iv) therein:

         "(iv) the Returned Goods Transaction, and"

         Except as specifically set forth above, all terms and conditions of the Loan Agreement remain infull force and effect.

         This letter amendment will be effective upon (i) receipt by the Agent of signature pages hereto signed by the Agent, the Borrower, the Guarantors and the Majority Lenders and (ii) receipt by the Agent of a Bankruptcy Court order approving the Motion, such order to be in form and substance satisfactory to the Agent.

         This letter amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be in an original and all of which shall constitute one and the same letter amendment.

         Delivery of an executed counterpart of a signature page to this letter amendment by telecopier shall be effective as delivery of a manually executed counterpart of this letter amendment.

                                   Very truly yours,

                                   BANKAMERICA BUSINESS CREDIT, INC.,
                                   as Agent and as Lender

                                   By:______________________________
                                   Title:


                                   THE CIT GROUP/BUSINESS CREDIT INC.,
                                   as Lender


                                   By:_____________________________
                                   Title:

                                   FIRST NATIONAL BANK OF BOSTON,
                                   as Lender


                                   By:_____________________________
                                   Title:


                                   HELLER FINANCIAL, INC.,
                                   as Lender


                                   By:_____________________________
                                   Title


                                   IBJ SCHRODER BANK & TRUST COMPANY,
                                   as Lender


                                   By:_____________________________
                                   Title:


                                   LASALLE BUSINESS CREDIT, INC.,
                                   as Lender


                                   By:____________________________
                                   Title:


                                   PPM AMERICA, INC., as attorney-
                                    in-fact for JACKSON NATIONAL
                                    LIFE INSURANCE COMPANY, as Lender


                                   By:_____________________________
                                   Title:


AGREED:

EDISON BROTHERS STORES, INC.,
   a Debtor in Possession, as Borrower
    and as a Guarantor

By: ______________________________________
    Name:
    Title:

EDISON BROTHERS APPAREL STORES, INC.,
   a Debtor in Possession, as Borrower
    and as a Guarantor

By: ______________________________________
    Name:
    Title:

EDISON BROTHERS SHOE STORES, INC.
EDISON PAYMASTER, INC.
EDISON BROTHERS REDEVELOPMENT CORPORATION
EDBRO MISSOURI REALTY COMPANY, INC.
EDISON ALABAMA STORES, INC.
EDISON ARKANSAS STORES, INC.
EDISON COLORADO STORES, INC.
EDISON BROTHERS COMPANY
EDISON HAWAII STORES, INC.
EDISON ILLINOIS STORES, INC.
EDISON KANSAS STORES, INC.
EDISON KENTUCKY STORES, INC.
EDISON LOUISIANA STORES, INC.
EDISON MARYLAND STORES, INC.
EDISON MASSACHUSETTS STORES, INC.
EDISON MICHIGAN STORES, INC.
EDISON MINNESOTA STORES, INC.
EDISON MISSISSIPPI STORES, INC.
EDISON NEBRASKA STORES, INC.
EDISON NEW JERSEY STORES, INC.
EDISON NEW MEXICO STORES, INC.
EDISON NEW YORK STORES, INC.
EDISON OHIO STORES, INC.
EDISON OKLAHOMA STORES, INC.
EDISON OREGON STORES, INC.
EDISON PENNSYLVANIA STORES, INC.
EDISON TENNESSEE STORES, INC.
EDISON TEXAS STORES, INC.
EDISON UTAH STORES, INC.
EDBRO OHIO REALTY, INC.
EBSS-MONTANA, INC.
EBSS-NORTH CENTRAL, INC.
EBSS-INDIANA, INC.
EBSS-IOWA, INC.
EBSS-KANSAS, INC.
EBSS-WISCONSIN, INC.
EBSS-NORTHEAST, INC.
EBSS-SOUTH, INC.
EBSS-MIDEAST, INC.
EBSS-MICHIGAN, INC.
EBSS-EAST, INC.
EBSS-OHIO, INC.
EBSS-PENNSYLVANIA, INC.
EBSS-TEXAS, INC.
EBSS-WEST, INC.
EDISON PUERTO RICO STORES, INC.
EBSCAT, INC.
WEBSTER CLOTHES, INC.
Z&Z FASHIONS, LTD.
WEBSTER-ROSSVILLE, INC.

EDISON BROTHERS MALL ENTERTAINMENT, INC.
HORIZON ENTERTAINMENT
TIME-OUT FAMILY AMUSEMENT CENTERS, INC.
TOFAC OF PUERTO RICO, INC.
EDISON BROTHERS STORES INTERNATIONAL, INC.
EDISUR, INC.
EBS HOLDINGS CORP.
SACHA SHOES LTD.
MANDEL'S OF CALIFORNIA
EDISON WHITTIER WAREHOUSE, INC.
EDBRO CALIFORNIA USG #2, INC.
EDBRO MISSOURI USG #2, INC.
EDBRO CALIFORNIA USG #1, INC.
INDUSTRIAL DESIGN, INC.,

as debtors-in-possession and
as Guarantors

By:
      Name:
      Title:
           for all Guarantors

          BANKAMERICA BUSINESS CREDIT, INC., as Agent and as Lender
               THE CIT GROUP/BUSINESS CREDIT INC., as Lender
               THE FIRST NATIONAL BANK OF BOSTON, as Lender
                     HELLER FINANCIAL, INC., as Lender
               IBJ SCHRODER BANK & TRUST COMPANY, as Lender
                 LASALLE BUSINESS CREDIT, INC., as Lender
           JACKSON NATIONAL LIFE INSURANCE COMPANY, as Lender
                   c/o BANKAMERICA BUSINESS CREDIT, INC.
                            40 East 52nd Street
                         New York, New York 10022

                              March 25, 1996


EDISON BROTHERS STORES, INC.,
  debtor-in-possession
EDISON BROTHERS APPAREL STORES, INC.,
  debtor-in-possession
501 North Broadway
St. Louis, Missouri 63102

    Re:  Third Amendment to Loan Agreement dated as of November  9, 1995
         (as amended, restated, modified and supplemented from time to time, the "Loan Agreement") by and among Edison Brothers Stores, Inc., debtor-in-possession ("Parent"), Edison Brothers Apparel Stores, Inc., debtor-in-possession ("Apparel", and together with Parent, jointly and severally the "Borrower"), the Guarantors named therein, BankAmerica Business Credit, Inc., as Agent (the "Agent") for the Lenders referred to therein, and the Lenders

Ladies and Gentlemen:

Reference is made to the Loan Agreement referred to above. Capitalized terms used but not defined herein shall have the meaning set forth in the Loan Agreement.

The Borrower has advised the Agent and the Lenders that it desires to invest
(i) certain funds (the "Horizon Investment") with Pacific Horizon Funds, Inc. ("Horizon"), an affiliate of the Agent and an operator of mutual funds; and
(ii) certain funds in United States Treasury obligations (the "United States Treasury Investment", and together with the Horizon Investment, the "Investments"). In connection with the Investments and certain other matters, the Borrower has requested that the Loan Agreement be amended as set forth below. Therefore, by their respective signatures below, the Borrower, the Agent and the Lenders agree as follows:

VIII.The definition of "Availability" in Section 1.1 of the Loan Agreement is hereby amended by amending clause (i)(B)(y) thereof to read in its entirety as follows: "ninety-five percent (95%) of the sum of (i) the amount of cash deposited with Agent (which may be invested by the Agent in investments permitted under the definition of "Restricted Investment") and
(ii) without duplication of amounts set forth in the foregoing clause (i), the amount of cash invested by the Borrower in investments permitted under clause "(c)," "(d)," "(e)," and/or clause "(f)" of the definition of "Restricted Investment", in each case pursuant to one or more agreements (and any necessary Bankruptcy Court order) in form and substance satisfactory to the Agent (including, without limitation, an agreement that all withdrawals or redemptions of such investments be remitted only to the Agent), minus".

IX.The definition of "Eligible Inventory" in Section 1.1 of the Loan Agreement is hereby amended by inserting the words "Puerto Rico, The United States Virgin Islands," immediately after the words "continental United States,".

X.The definition of "Restricted Investment" in Section 1.1 of the Loan Agreement is hereby amended by redesignating paragraph (f) therein as paragraph (g) and by inserting the following new paragraph (f):

"(f)     if no Revolving Loans are outstanding at the time of the acquisition, and no Event or Event of Default has occurred and is continuing, investments in mutual funds acceptable to the Agent that invest solely in investments described in clauses "(c)," "(d)" and/or "(e)" of the definition of "Restricted Investment".

XI.The Borrower hereby represents and warrants to the Agent that the Investments have been authorized by all necessary corporate action of the Parent and by all necessary Bankruptcy Court approvals.

XII.The Agent and the Lenders agree that the Application attached hereto as Exhibit A and the Letter Agreement attached hereto as Exhibit B are satisfactory agreements with respect to the Horizon Investment. The Borrower, the Agent and the Lenders agree that (a) at all times prior to an Event or Event of Default, the Agent shall follow all reasonable written instructions of the Borrower with respect to the Investments (provided, however, that all distributions, redemptions and/or payments of any kind (whether in cash or other consideration) with respect to the Investments shall at all times be delivered to the Agent) and (b) at all times on and after an Event or Event of Default, the Agent shall be authorized to direct the Borrower and/or any other person to liquidate the Investments. The Borrower hereby agrees to execute and deliver all instruments and other documents requested by the Agent in furtherance of this paragraph 5, including, at the request of the Agent, an irrevocable power of attorney in favor of the Agent.

    Except as specifically set forth above, all terms and conditions of the Loan Agreement remain in full force and effect.

    This letter amendment will be effective upon receipt by the Agent of signature pages hereto signed by the Agent, the Borrower, the Guarantors and the Lenders.

    This letter amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be in an original and all of which shall constitute one and the same letter amendment.

    Delivery of an executed counterpart of a signature page to this letter amendment by telecopier shall be effective as delivery of a manually executed counterpart of this letter amendment.

                                   Very truly yours,

                                   BANKAMERICA BUSINESS CREDIT, INC.,
                                   as Agent and as Lender

                                   By:______________________________
                                   Title:


                                   THE CIT GROUP/BUSINESS CREDIT INC.,
                                   as Lender

                                   By:_____________________________
                                   Title:


                                   HELLER FINANCIAL, INC.,
                                   as Lender


                                   By:_____________________________
                                   Title


                                   IBJ SCHRODER BANK & TRUST COMPANY,
                                   as Lender


                                   By:_____________________________
                                   Title:


                                   LASALLE BUSINESS CREDIT, INC.,
                                   as Lender

                                   By:____________________________
                                   Title:


                                   PPM AMERICA, INC., as attorney-
                                    in-fact for JACKSON NATIONAL
                                    LIFE INSURANCE COMPANY,
                                     as Lender

                                   By:_____________________________
                                   Title:


                                   THE FIRST NATIONAL BANK OF BOSTON,
                                   as Lender

                                   By:____________________________
                                   Title:

AGREED:

EDISON BROTHERS STORES, INC.,
   a Debtor in Possession, as Borrower
    and as a Guarantor

By: ______________________________________
    Name:
    Title:

EDISON BROTHERS APPAREL STORES, INC.,
   a Debtor in Possession, as Borrower
    and as a Guarantor

By: ______________________________________
    Name:
    Title:

EDISON BROTHERS SHOE STORES, INC.
EDISON PAYMASTER, INC.
EDISON BROTHERS REDEVELOPMENT CORPORATION
EDBRO MISSOURI REALTY COMPANY, INC.
EDISON ALABAMA STORES, INC.
EDISON ARKANSAS STORES, INC.
EDISON COLORADO STORES, INC.
EDISON BROTHERS COMPANY
EDISON HAWAII STORES, INC.
EDISON ILLINOIS STORES, INC.
EDISON KANSAS STORES, INC.
EDISON KENTUCKY STORES, INC.
EDISON LOUISIANA STORES, INC.
EDISON MARYLAND STORES, INC.
EDISON MASSACHUSETTS STORES, INC.
EDISON MICHIGAN STORES, INC.
EDISON MINNESOTA STORES, INC.

EDISON MISSISSIPPI STORES, INC.
EDISON NEBRASKA STORES, INC.
EDISON NEW JERSEY STORES, INC.
EDISON NEW MEXICO STORES, INC.
EDISON NEW YORK STORES, INC.
EDISON OHIO STORES, INC.
EDISON OKLAHOMA STORES, INC.
EDISON OREGON STORES, INC.
EDISON PENNSYLVANIA STORES, INC.
EDISON TENNESSEE STORES, INC.
EDISON TEXAS STORES, INC.
EDISON UTAH STORES, INC.
EDBRO OHIO REALTY, INC.
EBSS-MONTANA, INC.
EBSS-NORTH CENTRAL, INC.
EBSS-INDIANA, INC.
EBSS-IOWA, INC.
EBSS-KANSAS, INC.
EBSS-WISCONSIN, INC.
EBSS-NORTHEAST, INC.
EBSS-SOUTH, INC.
EBSS-MIDEAST, INC.
EBSS-MICHIGAN, INC.
EBSS-EAST, INC.
EBSS-OHIO, INC.
EBSS-PENNSYLVANIA, INC.
EBSS-TEXAS, INC.
EBSS-WEST, INC.
EDISON PUERTO RICO STORES, INC.
EBSCAT, INC.
WEBSTER CLOTHES, INC.
Z&Z FASHIONS, LTD.
WEBSTER-ROSSVILLE, INC.
EDISON BROTHERS MALL ENTERTAINMENT, INC.
HORIZON ENTERTAINMENT
TIME-OUT FAMILY AMUSEMENT CENTERS, INC.
TOFAC OF PUERTO RICO, INC.
EDISON BROTHERS STORES INTERNATIONAL, INC.
EDISUR, INC.
EBS HOLDINGS CORP.
SACHA SHOES LTD.
MANDEL'S OF CALIFORNIA
EDISON WHITTIER WAREHOUSE, INC.
EDBRO CALIFORNIA USG #2, INC.
EDBRO MISSOURI USG #2, INC.
EDBRO CALIFORNIA USG #1, INC.INDUSTRIAL DESIGN, INC.,

as debtors-in-possession and
as Guarantors

By:
      Name:
      Title:
           for all Guarantors


Exhibit A
Form of application

Exhibit B

                        Form of Letter Agreement

    BANKAMERICA BUSINESS CREDIT, INC., as Agent and as Lender
               THE CIT GROUP/BUSINESS CREDIT INC., as Lender
               THE FIRST NATIONAL BANK OF BOSTON, as Lender
                     HELLER FINANCIAL, INC., as Lender
               IBJ SCHRODER BANK & TRUST COMPANY, as Lender
                 LASALLE BUSINESS CREDIT, INC., as Lender
           JACKSON NATIONAL LIFE INSURANCE COMPANY, as Lender
                   c/o BANKAMERICA BUSINESS CREDIT, INC.
                            40 East 52nd Street
                         New York, New York 10022


                           As of April 12, 1996


EDISON BROTHERS STORES, INC.,
  debtor-in-possession
EDISON BROTHERS APPAREL STORES, INC.,
  debtor-in-possession
501 North Broadway
St. Louis, Missouri 63102

Re: Fourth Amendment to Loan Agreement dated as of November 9, 1995 (as amended, restated, modified and supplemented from time to time, the "Loan Agreement") by and among Edison Brothers Stores, Inc., debtor-in-possession ("Parent"), Edison Brothers Apparel Stores, Inc., debtor-in-possession ("Apparel", and together with Parent, jointly and severally the "Borrower"), the Guarantors named therein, BankAmerica Business Credit, Inc., as Agent (the "Agent") for the Lenders referred to therein, and the Lenders

Ladies and Gentlemen:

Reference is made to the Loan Agreement referred to above. Capitalized terms used but not defined herein shall have the meaning set forth in the Loan Agreement.

The Borrower has advised the Agent and the Lenders that the federal trademark registrations held by the Parent with respect to the "Sacha" and "Sacha London" trademarks (collectively, the "Sacha Trademarks") have expired and that the Parent desires to (i) create a new Subsidiary of the Parent, proposed to be named Edison Transaction, Ltd. (the "UK Subsidiary"), such UK Subsidiary to be organized under the laws of England; and (ii) cause the UK Subsidiary to register the Sacha Trademarks with the United States Patent and Trademark Office and such other governmental agencies as the UK Subsidiary shall deem appropriate. The Borrower has further advised the Agent and the Lenders that it intends to sell the Sacha Trademarks promptly after the registration of such Sacha Trademarks with such governmental authorities and that the proceeds of such sale shall be promptly paid as a dividend to the Parent.

The creation of the UK Subsidiary would require an amendment of (i) Section
8.5 of the Loan Agreement, which contains a representation regarding Subsidiaries of the Borrower and (ii) Section 9.17 of the Loan Agreement, which restricts the creation of new Subsidiaries by the Loan Parties.

The Borrower has requested that the Agent and the Majority Lenders agree to amend the Loan Agreement to permit the creation of the UK Subsidiary. The Agent and the Majority Lenders have, subject to the terms and conditions hereof, agreed to so amend the Loan Agreement.

By their respective signatures below, the Borrower, the Guarantors, the Agent and the Majority Lenders hereby agree that the Loan Agreement shall be amended by:

         1.  Adding the information set forth on Schedule A hereto to
Schedule 8.5 of the Loan Agreement.

         2. Deleting such Section 9.17 in its entirety and substituting, in lieu thereof, the following:

         SECTION 9.17 New Subsidiaries. The Borrower shall not, directly or indirectly, organize or acquire any Subsidiary other than (i) those existing on the Closing Date and (ii) Edison Transaction, Ltd. (the "UK Subsidiary"), a corporation organized under the laws of England and formed solely for the purpose of registering with the United States Patent and Trademark Office the "Sacha" and "Sacha London" Trademarks (the "Sacha Trademarks") to be transferred by the Parent to the UK Subsidiary; provided, however, that the UK Subsidiary shall own no assets, engage in no business activity of any kind (other than the ownership, registration and sale of the Sacha Trademarks) and incur no indebtedness or liabilities of any nature; and provided, further, that the proceeds of the sale of the Sacha Trademarks by the UK Subsidiary shall be paid as a dividend to Edison Brothers and shall be applied as required pursuant to Section 6.10 of the Loan Agreement.

This letter amendment shall be effective upon receipt by the Agent of (i) drafts of all organizational documents to be in existence with respect to the UK Subsidiary, as certified by the UK Subsidiary and the Borrower and
(ii) signature pages hereto signed by the Agent, the Borrower, the Guarantors and the Majority Lenders.

Except as specifically set forth above, all terms and conditions of the Loan Agreement remain in full force and effect.

This letter amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same letter amendment.

Delivery of an executed counterpart of a signature page to this letter amendment by telecopier shall be effective as delivery of a manually executed counterpart of this letter amendment.

                                   Very truly yours,

                                   BANKAMERICA BUSINESS CREDIT, INC.,
                                   as Agent and as Lender

                                   By:______________________________
                                   Title:


                                   THE CIT GROUP/BUSINESS CREDIT INC.,
                                   as Lender


                                   By:_____________________________
                                   Title:


                                   HELLER FINANCIAL, INC.,
                                   as Lender


                                   By:_____________________________
                                   Title


                                   IBJ SCHRODER BANK & TRUST COMPANY,
                                   as Lender

                                   By:_____________________________
                                   Title:


                                   LASALLE BUSINESS CREDIT, INC.,
                                   as Lender

                                   By:____________________________
                                   Title:


                                   PPM AMERICA, INC., as attorney-
                                    in-fact for JACKSON NATIONAL
                                    LIFE INSURANCE COMPANY,
                                     as Lender

                                   By:_____________________________
                                   Title:

                                   THE FIRST NATIONAL BANK OF BOSTON,
                                   as Lender

                                   By:_____________________________
                                   Title:


AGREED:

EDISON BROTHERS STORES, INC.,
   a Debtor in Possession, as Borrower
    and as a Guarantor

By: ______________________________________
    Name:
    Title:

EDISON BROTHERS APPAREL STORES, INC.,
   a Debtor in Possession, as Borrower
    and as a Guarantor

By: ______________________________________
    Name:
    Title:

EDISON BROTHERS SHOE STORES, INC.

EDISON PAYMASTER, INC.
EDISON BROTHERS REDEVELOPMENT CORPORATION
EDBRO MISSOURI REALTY COMPANY, INC.
EDISON ALABAMA STORES, INC.
EDISON ARKANSAS STORES, INC.
EDISON COLORADO STORES, INC.
EDISON BROTHERS COMPANY
EDISON HAWAII STORES, INC.
EDISON ILLINOIS STORES, INC.
EDISON KANSAS STORES, INC.
EDISON KENTUCKY STORES, INC.
EDISON LOUISIANA STORES, INC.
EDISON MARYLAND STORES, INC.
EDISON MASSACHUSETTS STORES, INC.
EDISON MICHIGAN STORES, INC.
EDISON MINNESOTA STORES, INC.
EDISON MISSISSIPPI STORES, INC.
EDISON NEBRASKA STORES, INC.
EDISON NEW JERSEY STORES, INC.
EDISON NEW MEXICO STORES, INC.
EDISON NEW YORK STORES, INC.
EDISON OHIO STORES, INC.
EDISON OKLAHOMA STORES, INC.
EDISON OREGON STORES, INC.
EDISON PENNSYLVANIA STORES, INC.
EDISON TENNESSEE STORES, INC.
EDISON TEXAS STORES, INC.
EDISON UTAH STORES, INC.
EDBRO OHIO REALTY, INC.
EBSS-MONTANA, INC.
EBSS-NORTH CENTRAL, INC.
EBSS-INDIANA, INC.
EBSS-IOWA, INC.
EBSS-KANSAS, INC.
EBSS-WISCONSIN, INC.
EBSS-NORTHEAST, INC.
EBSS-SOUTH, INC.
EBSS-MIDEAST, INC.
EBSS-MICHIGAN, INC.
EBSS-EAST, INC.
EBSS-OHIO, INC.
EBSS-PENNSYLVANIA, INC.
EBSS-TEXAS, INC.
EBSS-WEST, INC.
EDISON PUERTO RICO STORES, INC.
EBSCAT, INC.
WEBSTER CLOTHES, INC.
Z&Z FASHIONS, LTD.
WEBSTER-ROSSVILLE, INC.
EDISON BROTHERS MALL ENTERTAINMENT, INC.
HORIZON ENTERTAINMENT
TIME-OUT FAMILY AMUSEMENT CENTERS, INC.
TOFAC OF PUERTO RICO, INC.
EDISON BROTHERS STORES INTERNATIONAL, INC.
EDISUR, INC.
EBS HOLDINGS CORP.
SACHA SHOES LTD.
MANDEL'S OF CALIFORNIA
EDISON WHITTIER WAREHOUSE, INC.
EDBRO CALIFORNIA USG #2, INC.
EDBRO MISSOURI USG #2, INC.
EDBRO CALIFORNIA USG #1, INC.
INDUSTRIAL DESIGN, INC.,

as debtors-in-possession and
 Guarantors

By:
      Name:
      Title:
      for all Guarantors





                        Schedule A to Fourth Amendment
                        (Information to be added to Schedule 8.5 of Loan Agreement

         BANKAMERICA BUSINESS CREDIT, INC., as Agent and as Lender
               THE CIT GROUP/BUSINESS CREDIT INC., as Lender
               THE FIRST NATIONAL BANK OF BOSTON, as Lender
                     HELLER FINANCIAL, INC., as Lender
               IBJ SCHRODER BANK & TRUST COMPANY, as Lender
                 LASALLE BUSINESS CREDIT, INC., as Lender
           JACKSON NATIONAL LIFE INSURANCE COMPANY, as Lender
                   c/o BANKAMERICA BUSINESS CREDIT, INC.
                            40 East 52nd Street
                         New York, New York 10022


                            September __, 1996


EDISON BROTHERS STORES, INC.,
  debtor-in-possession
EDISON BROTHERS APPAREL STORES, INC.,
  debtor-in-possession
501 North Broadway
St. Louis, Missouri 63102

Re: Fifth Amendment to Loan Agreement dated as of November 9, 1995 (as amended, restated, modified and supplemented from time to time, the "Loan Agreement") by and among Edison Brothers Stores, Inc., debtor-in-possession ("Parent"), Edison Brothers Apparel Stores, Inc., debtor-in-possession ("Apparel", and together with Parent, jointly and severally the "Borrower"), the Guarantors named therein, BankAmerica Business Credit, Inc., as Agent (the "Agent") for the Lenders referred to therein, and the Lenders

Ladies and Gentlemen:

Reference is made to the Loan Agreement referred to above. Capitalized terms used but not defined herein shall have the meaning set forth in the Loan Agreement.

The Borrower has requested that the Agent and the Lenders agree to amend the Loan Agreement to, inter alia, (i) modify the definition of "Restricted Investments" contained therein; and (ii) modify the timetable for delivery of certain monthly financial statements under Section 7.2(c) of the Loan Agreement. Therefore, by their respective signatures below, the Borrower, the Agent and the Lenders agree as follows:

XIII. The definition of "Availability" in Section 1.1 of the Loan Agreement is hereby amended by amending clause (i)(B)(y) thereof to read in its entirety as follows: "ninety-five percent (95%) of the sum of (i) the amount of cash deposited with Agent (which may be invested by the Agent in investments permitted under the definition of "Restricted Investment") and
(ii) without duplication of amounts set forth in the foregoing clause (i), the amount of cash invested by the Borrower in investments permitted under clause "(c)," "(d)," "(e)," and/or clause "(f)" of the definition of "Restricted Investment" (provided, however, that for the purposes of this clause (i)(B)(y)(ii) the investments under clause "(f)" referred to above shall be restricted to investments in mutual funds acceptable to the Agent that invest solely in investments described in clauses "(c)," "(d)" and/or "(e)" of the definition of "Restricted Investment"), in each case pursuant to one or more agreements (and any necessary Bankruptcy Court order) in form and substance satisfactory to the Agent (including, without limitation, an agreement that all withdrawals or redemptions of such investments be remitted only to the Agent), minus".

XIV. The definition of "Obligations" is hereby amended by adding the words "or in connection with any foreign exchange forward contracts arranged by the Agent or any Lender" immediately after the words "arising under this Agreement, any Loan Document or the Pre-Petition Loan Documents" contained therein.

XV. The definition of "Restricted Investment" in Section 1.1 of the Loan Agreement is hereby amended by deleting such definition in its entirety and by substituting, in lieu thereof, the following:

         " Restricted Investment' means any acquisition of Property by any Loan Party or any of its Subsidiaries in exchange for cash or other Property, whether in the form of an acquisition of stock, indebtedness or other obligation, or by loan, advance, capital contribution, or otherwise, except the following:

         (a) Property to be used in the business of the Borrower and its Subsidiaries and other investments existing on the Closing Date as reflected in the Financial Statements of the Parent and its Subsidiaries referred to in Section 8.6(b);

         (b) current assets arising from the sale or lease of goods or rendition of services in the ordinary course of business of the Parent and its Subsidiaries;

         (c) if no Revolving Loans are outstanding at the time of the acquisition and no Event or Event of Default has occurred and is continuing, direct obligations of the United States of America, or any agency thereof, or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof and provided further that on the date of acquisition thereof there shall exist an active secondary market with respect to such obligations;

         (d) if no Revolving Loans are outstanding at the time of the acquisition and no Event or Event of Default has occurred and is continuing, certificates of deposit, bankers acceptances, bank holding company commercial paper, time deposits, or overnight bank deposits, in each case maturing within one year from the date of acquisition, and issued by, created by, or with (i) a bank or trust company organized under the laws of the United States or any state thereof, (ii) a foreign branch of a bank or trust company organized under the laws of the United States or any state thereof, or (iii) a branch located in the United States of a bank or trust company organized outside of the United States, in each instance having capital and surplus aggregating at least $100,000,000 and a long-term debt rating greater than or equal to A (or its equivalent) as listed by either Standard and Poor's Corporation or Moody's Investors Service; provided, however, that no investment with respect to any bank or trust company permitted under this clause (d) may, (x) when aggregated with all other investments permitted under this clause (d), exceed an aggregate of $20,000,000 or (y) when aggregated with all other investments permitted under the clause (d) with respect to such bank or trust company, exceed five-percent (5%) of the combined capital and surplus of such bank or trust company;

         (e) if no Revolving Loans are outstanding at the time of the acquisition, and no Event or Event of Default has occurred and is continuing, commercial paper issued by corporations organized under the laws of the United States or any State thereof or by a corporation qualified to do business under the laws of the United States or any state thereof, in each case given a commercial paper rating of A-1 or P-1 as listed either by Standard and Poor's Corporation or Moody's Investors Service and issued by an issuer with a long-term debt rating of A or greater, as listed by either Standard and Poor's Corporation or Moody's Investor's Service; provided, however, that such commercial paper shall not mature more than 270 days from the date of creation thereof; and provided, further, that the aggregate investment per issuer permitted under this clause (e) shall not exceed $20,000,000.

         (f) if no Revolving Loans are outstanding at the time of the acquisition, and no Event or Event of Default has occurred and is continuing, investments in professionally managed institutional money-market mutual funds which comply with SEC Rule 2a-7, provided, however, that such funds must also (x) be listed in IBC/Donoghue's First-Tier Institutions-Only category; (y) be in existence for at least three years and (z) have total average assets (for all share classifications) under management equal to or greater than $2,000,000,000;

         (g) if no Revolving Loans are outstanding at the time of acquisition, and no Event or Event of Default has occurred and is continuing, repurchase agreements with respect to investments permitted under clauses (c), (d) and (e) above, provided, however, that Borrower shall, directly or through its agents or custodians, take physical possession of any certificated securities that are subject to the repurchase agreement or appropriate book-entries shall be made with respect to non-certificated securities that are subject to the repurchase agreement; provided, further, that the term of any such repurchase agreement shall not exceed seven (7) days; and provided, further, that the aggregate investment per issuer permitted under this clause (g) shall not exceed an aggregate of $5,000,000;

         (h) loans made by a Borrower or any Subsidiary to a Borrower or another Subsidiary permitted under Section 9.10(g) or Section 9.10(h)."

XVI. Section 7.2(c) of the Loan Agreement is hereby amended by deleting the words "not later than twenty-five (25) days after the close of each fiscal month of the Parent" and by substituting, in lieu thereof, the words "not later than the due date indicated on Schedule 7.2(c) hereto with respect to each fiscal month of the Parent".

XVII. Schedule 7.2(c) to this Amendment shall be added as Schedule 7.2(c) to the Loan Agreement.

XVIII.   The Borrower hereby represents and warrants to the Agent and the
Lenders that (i) the execution, delivery and performance of this letter amendment has been authorized by all necessary corporate action of the Parent and its Subsidiaries and by all necessary Bankruptcy Court approvals; and (ii) neither the Parent nor any of its Subsidiaries shall acquire any Property in exchange for cash or other Property, whether in the form of an acquisition of stock, indebtedness or other obligation, or by loan, advance, capital contribution or otherwise (each of the foregoing, an "Investment") unless such Investment (x) is permitted by the terms of the Loan Agreement and (y) shall have been duly authorized by all necessary corporate action of the Parent and its Subsidiaries and by all necessary Bankruptcy Court approvals.

XIX. The Borrower, the Agent and the Lenders agree that (a) at all times prior to an Event or Event of Default, the Agent shall follow all reasonable written instructions of the Borrower with respect to the Investments (provided, however, that all distributions, redemptions and/or payments of any kind (whether in cash or other consideration) with respect to the Investments shall at all times be delivered to the Agent) and (b) at all times on and after an Event or Event of Default, so long as any Obligations shall be outstanding (including, without limitation, Loans, Letters of Credit or any other amounts), the Agent shall be authorized to direct the Borrower and/or any other person to liquidate the Investments to the extent necessary to provide cash collateral in an amount equal to such outstanding Obligations. The Borrower hereby agrees to execute and deliver all instruments and other documents requested by the Agent in furtherance of this paragraph 7 including, at the request of the Agent, an irrevocable power of attorney in favor of the Agent.

         Except as specifically set forth above, all terms and conditions of the Loan Agreement remain in full force and effect.

         This letter amendment will be effective upon receipt by the Agent of signature pages hereto signed by the Agent, the Borrower, the Guarantors and the Lenders.

         This letter amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be in an original and all of which shall constitute one and the same letter amendment.

         Delivery of an executed counterpart of a signature page to this letter amendment by telecopier shall be effective as delivery of a manually executed counterpart of this letter amendment.

                                   Very truly yours,

                                   BANKAMERICA BUSINESS CREDIT, INC.,
                                   as Agent and as Lender

                                   By:______________________________
                                   Title:


                                   THE CIT GROUP/BUSINESS CREDIT INC.,
                                   as Lender

                                   By:_____________________________
                                   Title:


                                   HELLER FINANCIAL, INC.,
                                   as Lender


                                   By:_____________________________
                                   Title


                                   IBJ SCHRODER BANK & TRUST COMPANY,
                                   as Lender


                                   By:_____________________________
                                   Title:


                                   LASALLE BUSINESS CREDIT, INC.,
                                   as Lender

                                   By:____________________________
                                   Title:


                                   PPM AMERICA, INC., as attorney-
                                    in-fact for JACKSON NATIONAL
                                    LIFE INSURANCE COMPANY,
                                     as Lender

                                   By:_____________________________
                                   Title:


                                   THE FIRST NATIONAL BANK OF BOSTON,
                                   as Lender

                                   By:____________________________
                                   Title:

AGREED:

EDISON BROTHERS STORES, INC.,
   a Debtor in Possession, as Borrower
    and as a Guarantor

By: ______________________________________
    Name:
    Title:

EDISON BROTHERS APPAREL STORES, INC.,
   a Debtor in Possession, as Borrower
    and as a Guarantor

By: ______________________________________
    Name:
    Title:

EDISON BROTHERS SHOE STORES, INC.
EDISON PAYMASTER, INC.
EDISON BROTHERS REDEVELOPMENT CORPORATION
EDBRO MISSOURI REALTY COMPANY, INC.
EDISON ALABAMA STORES, INC.
EDISON ARKANSAS STORES, INC.
EDISON COLORADO STORES, INC.
EDISON BROTHERS COMPANY
EDISON HAWAII STORES, INC.
EDISON ILLINOIS STORES, INC.
EDISON KANSAS STORES, INC.
EDISON KENTUCKY STORES, INC.
EDISON LOUISIANA STORES, INC.
EDISON MARYLAND STORES, INC.
EDISON MASSACHUSETTS STORES, INC.
EDISON MICHIGAN STORES, INC.
EDISON MINNESOTA STORES, INC.
EDISON MISSISSIPPI STORES, INC.
EDISON NEBRASKA STORES, INC.
EDISON NEW JERSEY STORES, INC.
EDISON NEW MEXICO STORES, INC.
EDISON NEW YORK STORES, INC.
EDISON OHIO STORES, INC.
EDISON OKLAHOMA STORES, INC.
EDISON OREGON STORES, INC.
EDISON PENNSYLVANIA STORES, INC.
EDISON TENNESSEE STORES, INC.
EDISON TEXAS STORES, INC.
EDISON UTAH STORES, INC.
EDBRO OHIO REALTY, INC.
EBSS-MONTANA, INC.
EBSS-NORTH CENTRAL, INC.
EBSS-INDIANA, INC.
EBSS-IOWA, INC.
EBSS-KANSAS, INC.
EBSS-WISCONSIN, INC.
EBSS-NORTHEAST, INC.
EBSS-SOUTH, INC.
EBSS-MIDEAST, INC.
EBSS-MICHIGAN, INC.
EBSS-EAST, INC.
EBSS-OHIO, INC.
EBSS-PENNSYLVANIA, INC.
EBSS-TEXAS, INC.
EBSS-WEST, INC.
EDISON PUERTO RICO STORES, INC.
EBSCAT, INC.
WEBSTER CLOTHES, INC.
Z&Z FASHIONS, LTD.
WEBSTER-ROSSVILLE, INC.
EDISON BROTHERS MALL ENTERTAINMENT, INC.
HORIZON ENTERTAINMENT
TIME-OUT FAMILY AMUSEMENT CENTERS, INC.
TOFAC OF PUERTO RICO, INC.
EDISON BROTHERS STORES INTERNATIONAL, INC.
EDISUR, INC.
EBS HOLDINGS CORP.
SACHA SHOES LTD.
MANDEL'S OF CALIFORNIA
EDISON WHITTIER WAREHOUSE, INC.
EDBRO CALIFORNIA USG #2, INC.
EDBRO MISSOURI USG #2, INC.
EDBRO CALIFORNIA USG #1, INC.
INDUSTRIAL DESIGN, INC.,

as debtors-in-possession and
as Guarantors

By:
      Name:
      Title:
      for all Guarantors


Schedule 7.2(c) to Amendment and to Loan Agreement




Fiscal Month Ending                                      Due Date

May 4, 1996                                              June 18, 1996

June 1, 1996                                             July 1, 1996

July 6, 1996                                             August 5, 1996

August 3, 1996                                           September 17, 1996

August 31, 1996                                          September 30, 1996

October 5, 1996                                          November 4, 1996

November 2 1996                                          December 17, 1996

November 30, 1996                                        December 30, 1996

January 4, 1997                                          February 3, 1997

February 1, 1997                                         May 2, 1997

         BANKAMERICA BUSINESS CREDIT, INC., as Agent and as Lender
               THE CIT GROUP/BUSINESS CREDIT INC., as Lender
               THE FIRST NATIONAL BANK OF BOSTON, as Lender
                     HELLER FINANCIAL, INC., as Lender
               IBJ SCHRODER BANK & TRUST COMPANY, as Lender
                 LASALLE BUSINESS CREDIT, INC., as Lender
           JACKSON NATIONAL LIFE INSURANCE COMPANY, as Lender
                   c/o BANKAMERICA BUSINESS CREDIT, INC.
                            40 East 52nd Street
                         New York, New York 10022


                             January __, 1997


EDISON BROTHERS STORES, INC.,
  debtor-in-possession
EDISON BROTHERS APPAREL STORES, INC.,
  debtor-in-possession
501 North Broadway
St. Louis, Missouri 63102

    Re: Sixth Amendment to Loan Agreement dated as of November 9, 1995 (as amended, restated, modified and supplemented from time to time, the ("Loan Agreement") by and among Edison Brothers Stores, Inc., debtor-in-possession ("Parent"), Edison Brothers Apparel Stores, Inc., debtor-in-possession ("Apparel", and together with Parent, jointly and severally the "Borrower"), the Guarantors named therein, BankAmerica Business Credit, Inc., as Agent (the "Agent") for the Lenders referred to therein, and the Lenders


Ladies and Gentlemen:

Reference is made to the Loan Agreement referred to above. Capitalized terms used but not defined herein shall have the meaning set forth in the Loan Agreement.

The Borrower has requested that the Agent and the Lenders agree to amend
Section 9.6(iii) of the Loan Agreement to  increase the number of store
closings permitted thereunder from 850 to 1100.   Therefore, by their
respective signatures below, the Borrower, the Agent and the Lenders agree as follows:

XX. Section 9.6(iii) of the Loan Agreement is hereby amended by deleting the number "850" therein and substituting, in lieu thereof, the number "1100".

XXI. The Borrower hereby represents and warrants to the Agent and the Lenders that the execution, delivery and performance of this letter amendment has been authorized by all necessary corporate action of the Parent and its Subsidiaries and by all necessary Bankruptcy Court approvals.

         Except as specifically set forth above, all terms and conditions of the Loan Agreement remain in full force and effect.

         This letter amendment will be effective upon receipt by the Agent of signature pages hereto signed by the Agent, the Borrower, the Guarantors and the Majority Lenders.

         This letter amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same letter amendment.

         Delivery of an executed counterpart of a signature page to this letter amendment by telecopier shall be effective as delivery of a manually executed counterpart of this letter amendment.

                                   Very truly yours,

                                   BANKAMERICA BUSINESS CREDIT, INC.,
                                   as Agent and as Lender


                                   By:______________________________
                                   Title:


                                   THE CIT GROUP/BUSINESS CREDIT INC.,
                                   as Lender

                                   By:_____________________________
                                   Title:


                                   HELLER FINANCIAL, INC.,
                                   as Lender


                                   By:_____________________________
                                   Title


                                   IBJ SCHRODER BANK & TRUST COMPANY,
                                   as Lender


                                   By:_____________________________
                                   Title:


                                   LASALLE BUSINESS CREDIT, INC.,
                                   as Lender

                                   By:____________________________
                                   Title:


                                   PPM AMERICA, INC., as attorney-
                                    in-fact for JACKSON NATIONAL
                                    LIFE INSURANCE COMPANY,
                                     as Lender

                                   By:_____________________________
                                   Title:


                                   THE FIRST NATIONAL BANK OF BOSTON,
                                   as Lender

                                   By:____________________________
                                   Title:

AGREED:

EDISON BROTHERS STORES, INC.,
   a Debtor in Possession, as Borrower
    and as a Guarantor

By: ______________________________________
    Name:
    Title:

EDISON BROTHERS APPAREL STORES, INC.,
   a Debtor in Possession, as Borrower
    and as a Guarantor

By: ______________________________________
    Name:
    Title:

EDISON BROTHERS SHOE STORES, INC.
EDISON PAYMASTER, INC.
EDISON BROTHERS REDEVELOPMENT CORPORATION
EDBRO MISSOURI REALTY COMPANY, INC.
EDISON ALABAMA STORES, INC.
EDISON ARKANSAS STORES, INC.
EDISON COLORADO STORES, INC.
EDISON BROTHERS COMPANY
EDISON HAWAII STORES, INC.
EDISON ILLINOIS STORES, INC.
EDISON KANSAS STORES, INC.
EDISON KENTUCKY STORES, INC.
EDISON LOUISIANA STORES, INC.
EDISON MARYLAND STORES, INC.
EDISON MASSACHUSETTS STORES, INC.
EDISON MICHIGAN STORES, INC.
EDISON MINNESOTA STORES, INC.
EDISON MISSISSIPPI STORES, INC.
EDISON NEBRASKA STORES, INC.
EDISON NEW JERSEY STORES, INC.
EDISON NEW MEXICO STORES, INC.
EDISON NEW YORK STORES, INC.
EDISON OHIO STORES, INC.
EDISON OKLAHOMA STORES, INC.
EDISON OREGON STORES, INC.
EDISON PENNSYLVANIA STORES, INC.
EDISON TENNESSEE STORES, INC.
EDISON TEXAS STORES, INC.
EDISON UTAH STORES, INC.
EDBRO OHIO REALTY, INC.
EBSS-MONTANA, INC.
EBSS-NORTH CENTRAL, INC.
EBSS-INDIANA, INC.
EBSS-IOWA, INC.
EBSS-KANSAS, INC.
EBSS-WISCONSIN, INC.
EBSS-NORTHEAST, INC.
EBSS-SOUTH, INC.
EBSS-MIDEAST, INC.
EBSS-MICHIGAN, INC.
EBSS-EAST, INC.
EBSS-OHIO, INC.
EBSS-PENNSYLVANIA, INC.
EBSS-TEXAS, INC.
EBSS-WEST, INC.
EDISON PUERTO RICO STORES, INC.
EBSCAT, INC.
WEBSTER CLOTHES, INC.
Z&Z FASHIONS, LTD.
WEBSTER-ROSSVILLE, INC.
EDISON BROTHERS MALL ENTERTAINMENT, INC.
HORIZON ENTERTAINMENT
TIME-OUT FAMILY AMUSEMENT CENTERS, INC.
TOFAC OF PUERTO RICO, INC.
EDISON BROTHERS STORES INTERNATIONAL, INC.
EDISUR, INC.
EBS HOLDINGS CORP.
SACHA SHOES LTD.
MANDEL'S OF CALIFORNIA
EDISON WHITTIER WAREHOUSE, INC.
EDBRO CALIFORNIA USG #2, INC.
EDBRO MISSOURI USG #2, INC.
EDBRO CALIFORNIA USG #1, INC.
INDUSTRIAL DESIGN, INC.,

as debtors-in-possession and
s Guarantors

By:
      Name:
      Title:
           for all Guarantors